EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of Gulf Coast Oil & Gas, Inc. (the "Company") on Form 10-KSB-A for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rahim Rayani, President and Chief Executive Officer and Principal Financial and Accounting Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 29, 2008
                                                   /S/ RAHIM RAYANI
                                                       Rahim Rayani
                                                       President and
                                                       Chief Executive Officer
                                                       Chief Financial Officer